SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                       (Amendment No. ___)

Filed by the Registrant [    X    ]
Filed by a Party other than the Registrant    [         ]
Check the appropriate box:
[       ] Preliminary Proxy Statement
[       ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[    X  ] Definitive Proxy Statement
[       ] Definitive Additional Materials
[       ] Soliciting Material Pursuant to reg. 240.14a-11(c) or reg. 240.14a-12


                    PAUL HARRIS STORES, INC.
------------------------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[    X  ] No fee required.
[       ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.
     1) Title of each class of securities to which transaction applies:
     ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
     ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
     ------------------------------------------------------------------------
     5) Total fee paid:
     ------------------------------------------------------------------------
[       ] Fee paid previously with preliminary materials.
[       ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
     ------------------------------------------------------------------------
     3) Filing Party:
     ------------------------------------------------------------------------
     4) Date Filed:
     ------------------------------------------------------------------------

                            PAUL HARRIS STORES, INC.
                                 6003 GUION ROAD
                           INDIANAPOLIS, INDIANA 46254

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1997

                               -------------------



To the Shareholders of Paul Harris Stores, Inc.:

     The annual meeting of shareholders of Paul Harris Stores, Inc. (the "Company") will be held on Thursday, June 19, 1997, 9:00 a.m., local time, at the offices of the Company, 6003 Guion Road, Indianapolis, Indiana, for the following purposes:

     1. To elect five directors to the Board of Directors of the Company;

     2.   To  approve  the Company's 1996 Stock Option  and  Incentive
          Plan;

     3.   To approve the Company's Outside Directors Stock Option Plan;

     4. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the 1997 fiscal year; and
          5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 8, 1997 are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

                                   By Order of the Board of Directors

                                   /s/ Keith L. Himmel, Jr.

                                   Keith L. Himmel, Jr.
                                   Secretary


Indianapolis, Indiana
May 19, 1997


             SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE
              REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY
               AS PROMPTLY AS POSSIBLE IN THE SELF-ADDRESSED, STAMPED
                RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF IT IS
                          MAILED IN THE UNITED STATES.

                            PAUL HARRIS STORES, INC.
                                 6003 GUION ROAD
                           INDIANAPOLIS, INDIANA 46254
                                 (317) 293-3900

                                 --------------

                                 PROXY STATEMENT

                                 --------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed Proxy is solicited by the Board of Directors of Paul Harris Stores, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, June 19, 1997, at 9:00 a.m., local time, at the offices of the Company, 6003 Guion Road, Indianapolis, Indiana, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. Proxies will be voted in accordance with the directions specified therein. ANY PROXY ON WHICH NO DIRECTIONS ARE SPECIFIED WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE FIVE NOMINEES NAMED HEREIN AND FOR PROPOSALS 2, 3 AND 4. These proxy solicitation materials and the accompanying Annual Report for the fiscal year ended February 1, 1997 are first being sent to shareholders on or about May 19, 1997.

     As of May 8, 1997, the record date fixed for the determination of shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting, there were 7,107,364 shares of the Company's Voting Common Stock (the "Common Stock"), the only class of capital stock of the Company entitled to vote at the Annual Meeting. On the record date, there were 3,013,039 shares of Nonvoting Common Stock outstanding. Shares of Nonvoting Common Stock are convertible into an equal number of shares of Common Stock on the occurrence of certain events. Each share of Common Stock entitles the holder thereof on the record date to one vote with respect to each matter to be acted upon at the Annual Meeting.

     A majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting will constitute a quorum for the purpose of conducting business at the Meeting. Shares registered in the names of brokers or other "street name" nominees for which proxies containing voting instructions (either for, against or abstain) on at least one matter will be considered to be represented at the Annual Meeting for quorum purposes, but will be counted for voting purposes only as to those matters on which they are actually voted. If a quorum is present, the five nominees for election as directors receiving the greatest number of votes will be elected. Each of Proposals 2, 3 and 4 will be approved if the number of shares voted in favor of the proposal exceeds the number of shares voted against it. Because none of the matters to be considered at the Annual Meeting require the affirmative vote of a specific number of shares, neither the non-voting of shares nor abstentions will affect the outcome of the voting.

     Any Proxy given pursuant to this solicitation may be revoked at any time prior to its use by delivering to the principal office of the Company either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The Board of Directors knows of no matters, other than those described in the attached Notice of Annual Meeting, which are to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their judgment on such matters. To be considered at the Annual Meeting, any matters proposed by shareholders must comply with the advance notification requirements set forth in the Company's By-Laws. A copy of the advance notification requirements may be obtained from Keith L. Himmel, Jr., Secretary, Paul Harris Stores, Inc., 6003 Guion Road, Indianapolis, Indiana 46254.

     The cost of this Proxy solicitation will be borne by the Company. Proxies will be solicited by mail, telegram or telephone, and may be personally solicited by directors, officers and other employees of the Company and by Corporate Investor Communications, Inc. for a fee not to exceed $4,000, plus expenses. Arrangements will be made with brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to such beneficial owners.


                     PRINCIPAL SHAREHOLDERS

     The following table provides certain information as to each person known to the Company to be a beneficial owner on May 8, 1997 of more than five percent of the outstanding shares of the Company's Common Stock and Nonvoting Common Stock, treated as a single class. Except as set forth below, the shareholders named below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                              Number of
                                               Shares
          Name and Address                  Beneficially    Percent
          of Beneficial Owner                  Owned       of Class(1)
          -------------------               ------------   -----------

       The Prudential Insurance Company      3,013,039        29.8%
          of America  (2)
        Prudential Plaza
        Newark, NJ 07102


       Vinik Partners, L.P., et al. (3)        929,300         9.2%
        260 Franklin Street
        Boston, MA 02110

       Charlotte G. Fischer (4)                661,133         6.2%
        6003 Guion Road
        Indianapolis, IN 46254

------------------------------

(1)The percentages reflect the conversion of the Nonvoting Common Stock into Common Stock.
(2)Represents 3,013,039 shares of Nonvoting Common Stock which are convertible into an equal number of shares of Common Stock at any time on or after the occurrence of certain events, including a public offering of Common Stock by the Company. The Company has filed a registration statement with the SEC relating to a public offering of Common Stock.
(3)The  source  of the information for this group of persons is a  Schedule  13D filed with the Securities and Exchange Commission, as amended January 28, 1997. The other members of this group are: Vinik Asset Management, L.P., Jeffrey N. Vinik, Michael S. Gordon, Mark D. Hostetter, VGH Partners, L.L.C., and Vinik Asset Management, L.L.C. According to such statement, the members of the group share voting or dispositive power with respect to certain of the shares.
(4)Includes 619,333 shares which may be acquired pursuant to stock options exercisable within 60 days. Also includes 2,400 shares held by members of Ms. Fischer's family, the beneficial ownership of which are disclaimed by Ms. Fischer.

                SECURITY OWNERSHIP OF MANAGEMENT

     Based upon information provided by such individuals, the following table shows, as of May 8, 1997, the shares of the Company's Common Stock beneficially owned by each of the Company's directors and nominees for election to the Board, each executive officer of the Company, and all directors and executive officers as a group.

                                       Number of Shares of
                                          Common Stock               Percent of
     Name                             Beneficially Owned (1)          Class (2)
     ----                             ----------------------        ------------

     Richard A. Feinberg, Ph.D.                    0                       *

     Charlotte G. Fischer                    661,133                     6.2%

     Rudy Greer                               15,000                       *

     Robert I. Logan                          22,000                       *

     James T. Morris                               0                       *

     Gerald Paul                             163,940                     1.6%

     John Rau                                  2,000                       *

     Sally M. Tassani                              0                       *

     John H. Boyers                           81,333                       *

     Ana P. Porter                                 0                       *

     All directors and executive officers    945,406                     8.8%
     as a group (10 individuals)
-----------------------------

*  Less than one percent

(1)Each person has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or her except:
   (i) 2,400 shares included as being owned by Ms. Fischer which are held by members of her family (Ms. Fischer disclaims beneficial ownership of such shares); (ii) 8,294 shares included as being owned by Mr. Paul which are held by Mr. Paul as trustee (Mr. Paul disclaims beneficial ownership of such shares); (iii) the following shares subject to options under the Company's 1992 Non-Qualified Stock Option Plan: Ms. Fischer, 286,000 shares; Mr. Greer, 12,000 shares; Mr. Logan, 18,000 shares; and Mr. Boyers,
   33,333 shares; and all directors and executive officers as a group, 349,333 shares; and (iv) 333,333 shares subject to options held by Ms. Fischer. The foregoing amounts do not include the following shares subject to options awarded under the Company's Outside Directors Stock Option Plan (the "Directors Plan"): each of Mr. Morris, Mr. Rau and Ms. Tassani,
   5,000 shares. Awards under the Directors Plan are contingent upon shareholder approval of such plan at the Annual Meeting.

(2)The percentages assume conversion of the Nonvoting Common Stock into Common Stock.

                     ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight members. Pursuant to the Company's Amended and Restated Articles of Incorporation, the Board of Directors is to be divided into three classes of two or three members each, with each class serving a three-year term. Due to the addition of three new members of the Board of Directors since the 1996 annual meeting of shareholders, five directors are to be elected at the Annual Meeting, one for a term expiring at the 1998 Annual Meeting, one for a term expiring at the 1999 Annual Meeting and three for a term expiring at the 2000 Annual Meeting. The following table sets forth certain information with respect to the nominees. In the event any nominee unexpectedly becomes unavailable for election, the enclosed Proxy will be voted for such person as may be designated by the present Board of Directors.


NOMINEES
                                                                   Nominee
                                                  Director         for Term
            Name of Nominee              Age        Since         Expiring In
            ---------------              ---      --------        -----------
            John Rau                     48         1996             1998
            Richard A. Feinberg, Ph.D.   46         1997             1999
            Charlotte G. Fischer         47         1993             2000
            James T. Morris              54         1996             2000
            Sally M. Tassani             48         1993             2000

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES.


CONTINUING DIRECTORS

     The following table contains certain information with respect to each other member of the Board of Directors whose term will continue after the Annual
Meeting:


                                                    Director      Term Expires
            Name of Director           Age           Since             In
            ----------------           ---          --------      ------------

            Robert I. Logan            78             1992            1998
            Rudy Greer                 72             1992            1999
            Gerald Paul                72             1952            1999


BIOGRAPHICAL INFORMATION

     Richard A. Feinberg, Ph.D., is a Professor of Consumer Sciences and Retailing at Purdue University, a position he has held since 1989. His other current positions with Purdue University include Department Head, Department of Consumer Sciences and Retailing, Director of the Purdue Retail Institute, Acting Director of the Center for Customer Driven Quality, an Associate of the Business and Industrial Development Center, and Director of the Graduate Program, Department of Consumer Sciences and Retailing. Dr. Feinberg was elected a director of the Company in April 1997.

     Charlotte G. Fischer became the Chairman of the Board, President and Chief Executive Officer of the Company in January 1995. From April 1994 until January 1995, Ms. Fischer was Vice Chairman of the Board and Chief Executive Officer Designate. She was a consultant to the Company from September 1993, when she first joined the Board, until April 1994. From October 1991 to March 1994, Ms. Fischer was an independent retail consultant. In addition, she was the President of C.G.F., Inc., a specialty company, which she founded in November 1992. Ms. Fischer was employed by Claire's Boutiques, Inc., a specialty retailer of accessories, from 1986 to 1991, serving as its president and chief operating officer from October 1986 to September 1989 and its president and chief executive officer thereafter. She was also a director of its parent corporation, Claire's Stores, Inc. Ms. Fischer is a director of Trans World Entertainment Corp., Inc.

     Rudy Greer has been an independent consultant in the retail and marketing fields for more than the past five years.

     Robert I. Logan was a director and executive vice president of Cole Taylor Bank and Cole Taylor Financial Group, a commercial bank and its parent bank holding company, respectively, until 1989. Since that time, he has served on the boards of directors of several private companies.

     James T. Morris is the chairman of the board and president and chief executive officer of IWC Resources Corporation, a water utility holding company, positions he has held for more than the past five years.

     Gerald Paul, a co-founder of the Company, is currently Chairman Emeritus of the Company. Mr. Paul was Chairman of the Board of the Company from June 1985 until his retirement in January 1995, and President of the Company from 1954 until his retirement. Mr. Paul is the father of Eloise Paul, an officer of the Company.

     John Rau has been president and chief executive officer of Chicago Title & Trust Company since January 1997. From July 1993 to December 1996 he was Dean of the Indiana University School of Business. From April 1991 to June 1993, he was a visiting scholar at the Kellogg Graduate School of Management. Mr. Rau is also a director of the First Industrial Realty Trust Inc. and LaSalle National Bank.

     Sally M. Tassani has been senior vice president and director of operations for Leo Burnett, Inc., an advertising agency since October 1995. From August 1995 to September 1995, she was senior vice president of Bender, Browning, Dolly & Sanderson, an advertising agency. Prior to August 1995, she was the chief executive officer of Tassani & Paglia, Inc., a Chicago-based marketing consulting firm that she founded, for more than five years.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has a Finance and Audit Committee (the "Audit Committee") which is currently composed of Mr. Logan and Mr. Greer. The Audit Committee meets periodically with management and the Company's independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee met four times during the Company's 1996 fiscal year.

     The Board of Directors also has a Compensation and Stock Option Committee (the "Compensation Committee") which is currently composed of Ms. Tassani and Mr. Rau. The Compensation Committee considers and authorizes remuneration arrangements for senior management, including the grant of options under the Company's option plan. The Compensation Committee met twice during the Company's 1996 fiscal year.

     The Board of Directors also has a Nominating Committee which is currently composed of Ms. Fischer, Mr. Greer and Mr. Paul. The Nominating Committee nominates persons to serve as directors. The Nominating Committee will consider candidates recommended by shareholders. Shareholders who wish to nominate persons for election as directors must comply with the advance notification requirements contained in the Company's By-laws, a copy of which is available upon request. Any such request or nominations should be addressed to Keith L. Himmel, Jr., Secretary, Paul Harris Stores, Inc., 6003 Guion Road, Indianapolis, IN 46254. The Nominating Committee met three times during the Company's 1996 fiscal year.

     During the Company's 1996 fiscal year, the Board of Directors held five meetings. Each director attended at least 75% of the aggregate of the total meetings of the Board and all committees of the Board of which he or she was a member.

     Directors who are not employees of the Company receive fees of $20,000 per annum for attending four regular meetings of the Board. Non-employee directors also receive fees for additional meetings of $1,000 (if attended in person) or $500 (if attended via telephone conference) per meeting. The Chairs of the Audit Committee, the Compensation Committee and the Nominating Committee receive additional fees of $3,000 per annum. Each member of such committees receives an additional $1,000 per annum. Mr. Logan receives fees at the rate of $2,500 a month for consulting services provided to the Company and does not receive the $3,000 amount that he would otherwise be entitled to receive as Chair of the Audit Committee.

                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth the annual and long-term compensation of each individual who served as an executive officer of the Company during the fiscal year ended February 1, 1997 (the "1996 fiscal year") for services rendered during the Company's 1996, 1995 and 1994 fiscal years.

                   Summary Compensation Table

                                                                               Long-Term
                                                                                Compen-
                                                                                sation
                                                                              ----------
                                                                                Awards
                                                                              ----------
                                                                              Securities      All Other
                                                 Annual Compensation          Underlying       Compen-
                                     Fiscal                     Bonus          Options         sation
Name and Principal Position           Year       Salary($)      ($)(1)           (#)           ($)(2)
--------------------------------    --------     ---------    ---------       ----------     ----------
Charlotte G. Fischer                 1996        $ 420,800    $ 640,000  (3)  200,000       $   2,758   (4)
Chairman of the Board, President     1995          367,692          -0-        75,000          23,702   (4)
and Chief Executive Officer          1994          243,519          -0-       350,000             870

John H. Boyers (5)                   1996          131,000       96,000        50,000           2,187
Senior Vice President - Finance      1995          110,769            0        50,000          15,912   (6)
and Treasurer                        1994                -            -             -               -

Eloise Paul                          1996          166,923      124,000         5,000             527
Senior Vice President -              1995          157,981            0        15,000           1,150   (7)
Merchandising                        1994          155,000            0        10,000         168,580   (7)(8)

------------------

(1)Represents bonuses earned in the fiscal year indicated and paid or payable during the subsequent fiscal year.
(2)Unless otherwise indicated, all amounts are compensation related to group term life insurance premiums.
(3)The amount shown for 1996 includes deferred compensation of $47,000.
(4)Of  the  amount  shown,  $1,453  for  1996  and  $1,558  for  1995  represent
   Company-paid contributions to the 401(k) retirement plan. Company-paid contributions are fully vested upon contribution. In addition, $20,839 for 1995 represents reimbursement for relocation expenses and income taxes on reimbursed amounts.
(5)Mr. Boyers became the Senior Vice President - Finance and Treasurer of the Company in March, 1995. The amounts disclosed in the table do not include consulting fees accrued with respect to Mr. Boyers prior to his being employed by the Company of $10,000 in 1995.
(6)Of the amount shown, $15,000 represents reimbursement for relocation expenses and income taxes on reimbursed amount.
(7)Of the amounts shown, $864 for 1995 and $477 for 1994 represent Company-paid contributions to the 401(k) retirement plan.
(8)Includes value of stock options granted in the Company's Plan of Reorganization.

OPTION GRANTS

    The following table sets forth certain information concerning the number of shares and the terms and conditions of the stock options granted by the Company under the Option Plan during the Company's 1996 fiscal year to the individuals named in the Summary Compensation Table:

                                      OPTION GRANTS IN LAST FISCAL YEAR

                                          Individual Grants
                       -------------------------------------------------------
                        Number of     % of Total                                   Potential Realizable Value at
                       Securities       Options                                       Assumed Annual Rates of
                       Underlying     Granted to     Exercise or                   Stock Price Appreciation for
                         Options     Employees in     Base Price    Expiration            Option Term($)(3)
       Name             Granted(#)    Fiscal Year     ($/Sh)(1)       Date(2)          5%($)           10%($)
-------------------    -----------   ------------    -----------    ----------     ------------     ------------
Charlotte G. Fischer     100,000           23.3%       $ 2.125        03/08/06     $  133,640       $  338,670
                         100,000           23.3%        17.50         11/22/06      1,100,566        2,789,049

John H. Boyers            31,700            5.8%        17.00         11/21/06        338,911          858,868
                          18,300 (4)        5.8%        17.00         11/21/06        195,649          495,813

Eloise Paul                5,000 (4)        1.2%        17.00         11/21/06         53,456          135,468

-----------------------

(1)The exercise price is the closing price per share of the Common Stock on the date of grant.
(2)All option grants to the named individuals in fiscal 1996 expire on the tenth anniversary of the date of grant, subject to earlier expiration in the event of the termination of such individual's employment with the Company. The options granted to Ms. Fischer were immediately exercisable. The options granted to Mr. Boyers and Ms. Paul become exercisable in three equal installments on the first three anniversaries of the grant date.
(3)The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by applicable regulation and are not intended to forecast the possible future appreciation, if any, of the Common Stock.
(4)Represent options awarded under the Company's 1996 Plan which are contingent upon shareholder approval of such plan at the Annual Meeting.

OPTION EXERCISES AND YEAR-END VALUES

    The   following   table  sets  forth  certain  information  concerning   the
unexercised stock options held by the individuals named in the Summary Compensation Table as of February 1, 1997. None of the individuals exercised any options during the Company's 1996 fiscal year.

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                   AND FISCAL YEAR-END OPTION VALUES

                                                       Number of Securities          Value of Unexercised
                                                      Underlying Unexercised             In-The-money
                                                    Options at Fiscal Year-End     Options at Fiscal Year-End
                                                    --------------------------     --------------------------
                      Shares Acquired    Value
   Name                 On Exercise     Realized    Exercisable  Unexercisable     Exercisable   Unexercisable
------------          ---------------   --------    -----------  -------------     -----------   -------------
Charlotte G. Fischer          --           --         502,666        133,334       $ 7,023,823   $ 1,992,677

John H. Boyers                --           --          16,666         83,334           316,517       814,429

Eloise Paul                   --           --          36,666          8,334           637,038        76,487

-------------------------------

(1)The closing sale price of the Common Stock as reported on the Nasdaq National Market on February 1, 1997 was $20.625. Value is calculated on the basis of the difference between the exercise price and $20.625, multiplied by the number of "in-the-money" shares of Common Stock underlying the options.
(2)The unexercisable options include 18,300 shares issuable to Mr. Boyers and 5,000 shares issuable to Ms. Paul pursuant to options awarded under the 1996 Plan which are contingent upon shareholder approval of such plan at the Annual Meeting.

Pension Plan

    The following table sets forth the estimated annual benefits payable upon normal retirement under the Company's non-contributory defined benefit pension plan (the "Pension Plan"), as straight annuity payments, to persons who were in the applicable covered compensation and years of credited service classifications specified as of December 31, 1994. Covered compensation for any fiscal year consists of all compensation actually received in such fiscal year, regardless of the fiscal year for which it was accrued, subject to a maximum amount established pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). For 1994, such limit was $150,000. Effective December 31, 1994, the Company ceased benefit accruals under the Pension Plan, which had provided that each participant was entitled to a monthly retirement benefit equal to the product of (i) .8% of the participant's average monthly covered compensation (including bonuses) during the five consecutive calendar year periods in which such compensation was highest and (ii) such participant's years of credited service, with a minimum monthly retirement benefit equal to $4 multiplied by years of credited service, without any reduction for the receipt of social security benefits. As a result of the Company's actions, benefits under the Pension Plan are limited to those accrued by plan participants as of December 31, 1994.

                                          PENSION PLAN TABLE

                                                           Years of Service
                           -------------------------------------------------------------------
        Remuneration          15          20          25          30          35         40
        ------------       -------     -------     -------     -------     -------     -------
          $ 75,000         $ 9,000     $12,000     $15,000     $18,000     $21,000     $24,000
           100,000          12,000      16,000      20,000      24,000      28,000      32,000
           125,000          15,000      20,000      25,000      30,000      35,000      40,000
           150,000          18,000      24,000      30,000      36,000      42,000      48,000
           175,000          21,000      28,000      35,000      42,000      49,000      56,000
           200,000          24,000      32,000      40,000      48,000      56,000      64,000
           225,000          27,000      36,000      45,000      54,000      63,000      72,000
           250,000          30,000      40,000      50,000      60,000      70,000      80,000

    Eloise Paul's annual pension benefit upon normal retirement is estimated to be $10,775. Because the Company ceased benefit accruals as of December 31, 1994, neither Ms. Fisher nor Mr. Boyers is eligible to receive any benefits under the Pension Plan.


OTHER RETIREMENT PLANS

    The Company maintains a tax-qualified retirement savings plan for eligible employees which contains a cash or deferred arrangement described in section 401(k) of the Code (the "401(k) Plan"). The 401(k) Plan permits participants to defer up to a maximum of 15% of their compensation (as defined in the 40l(k)
Plan), subject to certain limits imposed by the Code. Participant salary deferrals are matched by the Company in an amount equal to 25% up to a maximum of 4% of the participant's compensation. All amounts in the plan are fully vested when contributed.


EMPLOYMENT AGREEMENTS

    Charlotte G. Fischer is employed as the Company's Chief Executive Officer pursuant to an employment agreement which has a term ending January 28, 2000. Either the Company or Ms. Fischer may terminate the agreement at an earlier date upon at least six months' prior written notice. The agreement also terminates  earlier  in the event of Ms. Fischer's death or  disability  or  the
Company's termination for "cause" (as defined therein). In the event the Company terminates Ms. Fischer's employment without cause, Ms. Fischer would be entitled to receive her base salary through the termination date, but not less than one full year's base salary, a bonus for the fiscal year in which the termination occurs and continuation of Company-paid insurance and other benefits for a period of one year.

    Under  the  agreement, Ms. Fischer is paid a base salary which is  currently
$500,000 per annum. In addition, the agreement provides for annual bonus compensation equal to specified percentages of base salary contingent upon the Company achieving specified targets for net pretax income in each fiscal year up to a maximum bonus equal to 100% of base salary plus 15% of base salary for each $1.0 million of net pretax income in excess of the specified target. The agreement also provided for awards to Ms. Fischer of options to purchase
100,000  shares  of  Common  Stock as of March  8,  1996,  options  to  purchase
100,000 shares of Common Stock as of November 22, 1996, and future awards of options to purchase at least 100,000 shares of Common Stock in each award if the Company achieves specified targets for budgeted pretax income in future fiscal years.

    Ms. Fischer's employment agreement also provides for a one-year covenant not to compete if Ms. Fischer terminates her employment in violation of the agreement prior to the expiration of the term or if the Company terminates her employment for cause. In addition, in the event of termination of Ms. Fischer's employment or "constructive termination" (as defined) following a "change in control" (as defined) of the Company, Ms. Fischer would be entitled to receive her base salary through the termination date, a lump sum payment of 2.9 times her current base salary (reduced by the value of certain other benefits), a bonus for the fiscal year in which the termination occurs and continuation of Company-paid insurance and other benefits for a period of one year.

    The Company has agreed to pay Mr. Boyers a minimum severance benefit in the event his employment is terminated without cause equal to six months' salary, continuation of medical and dental benefits for six months and relocation costs.

    Gerald Paul was employed as a part-time consultant through the end of the Company's 1996 fiscal year. Mr. Paul received a base salary of $132,500 per annum. Under the agreement, Mr. Paul also participated in the Company's bonus program for fiscal 1996 and received a bonus of $35,300.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during fiscal year 1996 were current directors Mr. Rau, Ms. Tassani and former director Stig A. Kry. None of the Compensation Committee members were involved in a relationship requiring disclosure as an interlocking executive or director under Item 404 of Regulation S-K or as a current or former officer or employee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee believes that the Company's compensation arrangements should be designed to enable the Company to attract and retain qualified executives, to reward individual performances, and to provide incentives for the achievement of targeted Company performance goals. During fiscal year 1996, the Committee utilized the services of a nationally-recognized compensation consulting firm to assist it in determining competitive compensation packages for the Company's key executives. The compensation consulting firm generally recommended that the pay and benefits of the Company's key executives should be increased. Certain increases were made in November 1996.

    The Company's compensation arrangements consist of base salary, cash incentive bonuses and long-term incentive compensation consisting of stock grants or stock options. The Committee believes that stock-based compensation such as options can provide incentives to the recipients to maximize shareholder value and to continue in the employ of the Company.

    On June 17, 1996, the Company amended the employment agreement with Ms. Fischer replacing an agreement that was scheduled to expire in April 1997. The amended agreement increased Ms. Fisher's base salary from $350,000 to $400,000 per annum, provided for annual bonuses equal to specified percentages of base salary contingent upon the Company achieving specified targets for net pretax income in a fiscal year and provided for awards of options to purchase shares of Common Stock. Ms. Fischer's employment agreement was again amended on November 22, 1996, increasing her annual base salary to $500,000, revising the provisions for additional cash bonuses contingent upon the Company exceeding specified targets of net pretax income and awarding Ms. Fischer with options to purchase an additional 100,000 shares of Common Stock. See "EXECUTIVE COMPENSATION -- Employment Agreements."

    The amendments to Ms. Fischer's employment agreement and the awards of options made to her during the 1996 fiscal year were made in recognition of the substantial contribution that Ms. Fischer made to the Company's extraordinary financial results for the last fiscal year. Average sales per store increased to $854,000 from $683,000 in the prior year; gross income as a percentage of net sales increased to 38.0% in fiscal 1996 from 33.0% in fiscal 1995; and operating income increased to $15.7 million in fiscal 1996 from $4.7 million in fiscal 1995, an increase of 234.8%, on 7.2% less gross square footage.

    For the 1996 fiscal year, the Board of Directors adopted, at the recommendation of the Compensation Committee, a 1996 Corporate Incentive Program for the Company's executive officers and other key managers. As the Company exceeded the specified targets for pretax income for fiscal 1996, the Company paid an aggregate of $1,280,000 in bonuses in fiscal 1997 to a total of 14 executive officers and other key managers. In addition, the Company awarded options to purchase an aggregate of 355,000 shares of Common Stock to such persons under the 1992 Plan and the 1996 Plan. Awards under the 1996 Plan are contingent upon shareholder approval of such plan at the Annual Meeting.


              MEMBERS OF THE COMPENSATION AND STOCK OPTION COMMITTEE

                    Sally M. Tassani, Chair
                            John Rau

STOCK PRICE PERFORMANCE GRAPH

    The graph below compares cumulative total returns to shareholders, assuming reinvestment of dividends, if any, of the Company, the Standard & Poor's Retail (Specialty Apparel) Index and the Standard & Poor's 500 Index. It assumes an investment of $100 on February 1, 1992, the date immediately prior to the commencement of the Company's last five complete fiscal years, in the Company, the Standard & Poor's Retail (Specialty Apparel) Index and the Standard & Poor's 500 Index.
                             [Graph]

                                 COMPARISON OF 5 YEAR CUMULATIVE RETURNS OF
                                THE COMPANY, S&P-APPAREL INDEX, S&P 500 INDEX

                                                                 FISCAL YEAR
                                                 ------------------------------------------
                                        2/1/92    1992     1993      1994     1995     1996
                                        ------   ------   ------    ------   ------   ------
Paul Harris Stores, Inc.                100.00   231.67   441.64    206.05   145.91  1415.30

S&P Retail (Specialty Apparel) Index    100.00    88.00    74.85     59.97    71.42    90.43

S&P 500 Index                           100.00   110.60   124.85    125.51   174.04   219.89

        APPROVAL OF 1996 STOCK OPTION AND INCENTIVE PLAN

    On November 21, 1996, the Board of Directors of the Company adopted the 1996 Stock Option and Incentive Plan (the "1996 Plan"), and directed that the 1996 Plan be submitted to the shareholders for consideration at the Annual Meeting. The Board of Directors subsequently amended the 1996 Plan on February 28, 1997. The following is a summary of the principal features of the 1996 Plan and is qualified in its entirety by reference to the complete text of the 1996 Plan as set forth as Exhibit A to this Proxy Statement. Shareholders are urged to read the actual text of the 1996 Plan.

    Since adoption of the 1996 Plan by the Board of Directors, awards have been issued to a total of 11 employees in the form of incentive stock options to purchase an aggregate of 76,100 shares of Common Stock. Such awards are contingent upon the shareholders approving the 1996 Plan at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1996 PLAN.


PURPOSE

    The purpose of the 1996 Plan is to promote the long-term interests of the Company by providing a means of attracting and retaining officers and key employees of the Company. The Company believes that employees who own shares of the Company's Common Stock will have a closer identification with the Company and greater motivation to work for the Company's success by reason of their ability as shareholders to participate in the Company's growth and earnings. Substantially all of the shares of Common Stock originally reserved for issuance under the Company's 1992 Non-Qualified Stock Option Plan (the "1992 Plan") have been issued or are the subject of outstanding stock options awarded under the 1992 Plan. The 1996 Plan will supplement the 1992 Plan and provides the Company with forms of stock-based compensation awards that were not available under the 1992 Plan.

ADMINISTRATION OF THE 1996 PLAN

    The 1996 Plan will be administered by the Compensation and Stock Option Committee of the Company's Board of Directors (the "Committee"). The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as "outside directors" under section 162(m) of the Code. Subject to the terms of the 1996 Plan, the Committee has the sole discretion to determine the officers and key employees who shall be granted awards; to designate the number of shares to be covered by each award; to establish vesting schedules; subject to certain restrictions, to specify all other terms of the awards, including the status of awards subsequent to the termination of a grantee's employment with the Company; and to construe and interpret the 1996 Plan.


ELIGIBLE PERSONS

    Recipients of incentive awards under the 1996 Plan must be officers or key employees of the Company or its subsidiaries as determined by the Committee. Currently, the Company has approximately 30 such officers or key employees. No awards may be granted under the 1996 Plan to directors who are not also employees of the Company or its subsidiaries.

SHARES SUBJECT TO THE 1996 PLAN

    The 1996 Plan permits the granting of awards of stock options, stock appreciation rights ("SARs") and restricted stock. The total number of shares of Common Stock that may be issued under the Plan is 1,000,000, subject to adjustment as provided in the 1996 Plan. Based on the closing price of the Common Stock as reported by the Nasdaq National Market for May 5, 1997, the aggregate market value of 1,000,000 shares was $15,250,000.

    The number of shares covered by an award will reduce the number of shares available for future awards under the 1996 Plan. However, if any award expires, terminates, or is surrendered or canceled without having been exercised in full, or in the case of restricted shares forfeited to the Company, the number of shares then subject to awards is added back to the number of remaining available shares. The total number of shares which may be granted to any individual during the term of the 1996 Plan may not exceed 200,000 shares.


STOCK OPTIONS

    With respect to the stock options under the 1996 Plan that are intended to qualify as "incentive stock options" under section 422 of the Code, the option price will be at least 100% (or, in the case of a holder of 10% or more of the Company's voting stock, 110%) of the fair market value of a share of Common Stock on the date of the grant of the stock option. The aggregate fair market value (determined on the date of grant) of the shares subject to incentive stock options that become exercisable for the first time by a grantee in any calendar year may not exceed $100,000.

    The Committee will establish the exercise price of options that do not qualify as incentive stock options ("non-qualified stock options") at the time the options are granted.

    No incentive stock option granted under the 1996 Plan may be exercised more than ten years (or, in the case of a holder of 10% of the Company's voting stock, five years) or such shorter period as the Committee may determine from the date it is granted. Non-qualified stock options may be exercised during such period as the Committee determines at the time of grant.

    Stock options granted under the 1996 Plan become exercisable in one or more installments in the manner and at the time or times specified by the Committee at the time of grant. Subject to the discretion of the Committee, generally if a grantee's employment with the Company or a subsidiary is terminated for cause or voluntarily by the grantee for any reason other than death, disability or retirement, such grantee's options expire at the date of termination.

    The  exercise  price  of each option together with an amount  sufficient  to satisfy any tax withholding requirement must be paid in full at the time of exercise. The Committee may permit payment through the tender of shares of Common Stock already owned by the participant, withholding of shares issuable under the award or by any other means which the Committee determines to be consistent with the purpose of the 1996 Plan.

RESTRICTED STOCK

    The Committee may grant awards of restricted stock, in which case the grantee would be granted shares of Common Stock, subject to such forfeiture provisions and transfer restrictions as the Committee determines. Pending the lapse of such forfeiture provisions and transfer restrictions, certificates representing shares of restricted stock would be held by the Company, but the grantee generally would have all of the rights of a shareholder, including the right to vote the shares and the right to receive all dividends thereon.

    While restricted stock would be subject to forfeiture provisions and transfer restrictions for a period or periods of time, the 1996 Plan does not set forth any minimum or maximum duration for such provisions and restrictions. It is expected that the terms of an award of restricted stock ordinarily will provide that the restricted stock will be returned to the Company if the grantee ceases to be employed by the Company prior to the lapse of the forfeiture provisions and transfer restrictions. It is also expected that a specified percentage of the shares of restricted stock will become free of the forfeiture provisions and transfer restrictions on each anniversary of the date of grant of the restricted stock award.


STOCK APPRECIATION RIGHTS

    SARs may be granted as a separate award or together with an option. The number of shares covered by such SAR will be determined by the Committee. Upon exercise of an SAR, the participant will receive a payment from the company equal to: (1) the excess of the fair market value of a share of Common Stock on the date of exercise over the base price which, in the case of an SAR granted in connection with a stock option, will equal the exercise price of the underlying option, times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee.


ADJUSTMENTS IN AWARDS

    In the event of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure of the Company affecting shares of Common Stock, the Committee shall adjust the number and class of shares which may be delivered under the Plan, and the number and class of shares subject to outstanding awards, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such awards.

CHANGE IN CONTROL

    In general, if the employment of a recipient of restricted shares is voluntarily terminated within 12 months following a "change in control" (as defined) of the Company, the forfeiture provisions and transfer restrictions applicable to such shares lapse. In addition, in the event of a tender offer or exchange offer for Common Stock or upon the occurrence of certain other events, all options and SARs granted under the 1996 Plan shall become exercisable in full, unless otherwise provided by the Committee.

NONTRANSFERABILTY OF AWARDS

    Except as otherwise expressly provided by the Committee, awards granted under the 1996 Plan may not be assigned, encumbered or transferred, other than by will or by the applicable laws of descent and distribution.


AMENDMENT AND TERMINATION OF THE PLAN

    Unless previously terminated by or with the approval of the Board of Directors, the Plan will terminate November 21, 2006. The Board may at any time terminate or amend the Plan; however, shareholder approval shall be obtained to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, Code section 422, or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company's Common Stock is listed or quoted.


FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal federal income tax consequences of awards under the 1996 Plan. The summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive.

    LIMITATION ON AMOUNT OF DEDUCTION. The Company generally will be entitled to a tax deduction for awards under the 1996 Plan only to the extent that the participants recognize ordinary income from the award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers of the Company. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or it qualifies as "performance-based compensation" under section 162(m). The 1996 Plan has been designed to permit the Committee to grant awards which qualify for deductibility under section 162(m).

    NON-QUALIFIED STOCK OPTIONS. An employee who is granted a non-qualified option does not recognize taxable income upon the grant of the option, and the Company is not entitled to a tax deduction. The employee will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the employee subject to applicable withholding requirements. The Company is generally entitled to a tax deduction in an amount equal to the amount taxable to the employee as ordinary income in the year the income is taxable to the employee. Any appreciation in value after the time of exercise will be taxable to the employee as capital gain and will not result in a deduction by the Company.

    INCENTIVE STOCK OPTIONS. An employee who receives an incentive stock option does not recognize taxable income upon the grant or exercise of the option, and the Company is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the employee in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.

    An employee will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a "disqualifying disposition" (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the employee will recognize long-term capital gain or capital loss depending on the selling price of the shares. If option shares are sold or disposed of as part of a disqualifying disposition, the employee must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the employee as a long-term or short-term capital gain, depending on how long the option shares were held. The Company is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the employee as ordinary income.

    STOCK  APPRECIATION  RIGHTS.   An  employee  who  receives  SARs  does   not
recognize taxable income at the time of the award, nor will the Company be entitled to a deduction at that time. Instead, the employee will recognize additional compensation taxable as ordinary income and subject to withholding, and the Company will be entitled to a tax deduction at the time the SARs are exercised.

    OTHER STOCK-BASED AWARDS. The income tax consequences of other stock-based awards will depend on how such awards are structured. Generally, the Company will be entitled to a tax deduction with respect to such awards only to the extent that the employee recognizes ordinary income in connection with such awards. It is anticipated that other stock-based awards will result in ordinary income to the participant in some amount.

    APPROVAL OF OUTSIDE DIRECTORS STOCK OPTION PLAN

    On June 19, 1996, the Board of Directors of the Company adopted the Outside Directors Stock Option Plan (the "Directors Plan"), and directed that the Directors Plan be submitted to shareholders for consideration at the Annual Meeting. The following is a summary of the principal features of the Directors Plan and is qualified in its entirety by reference to the complete text of the Directors Plan as set forth as Exhibit B to this Proxy Statement. Shareholders are urged to read the actual text of the Directors Plan.

    Since adoption of the Directors Plan, awards have been issued to a total of four directors with respect to options to purchase an aggregate of 20,000 shares of Common Stock. Such options are contingent upon the shareholders approving the Directors Plan at the Annual Meeting.

    THE  BOARD  OF  DIRECTORS RECOMMENDS A VOTE FOR ADOPTION  OF  THE  DIRECTORS
PLAN.


PURPOSE

    The purpose of the Directors Plan is to encourage increased ownership by members of the Company's Board of Directors who are not employees. Under the Company's 1992 Plan, options were granted to non-employee directors; however, the last such grant occurred in 1994. Directors who are not employees of the Company will not be eligible to receive awards under the Company's 1996 Plan. Currently, the Company has seven eligible directors.

OPERATION OF THE DIRECTORS PLAN

    The Directors Plan provides for granting non-qualified stock options to eligible directors upon certain events. The total number of shares of Common Stock that may be issued under the Directors Plan is 100,000, subject to adjustment as provided therein. Based on the closing price of the Common Stock as reported by the Nasdaq National Market for May 5, 1997, the aggregate market value of 100,000 shares was $1,525,000.

    Each eligible director is automatically granted an option to purchase 3,000 shares of Common Stock in the month following each annual meeting of shareholders held after June 19, 1996. In addition, an eligible director who did not receive options under the Company's 1992 Plan is entitled to receive options to purchase 5,000 shares of Common Stock in the month following the month in which he or she is first elected as a director.

    The  Directors  Plan  is administered by the Committee.   Unless  previously
terminated by or with the approval of the Board of Directors, the Directors Plan will terminate June 19, 2006.


FEDERAL INCOME  TAX CONSEQUENCES

    The principal federal income tax consequences of options granted under the Directors Plan are the same as those discussed above in connection with non-qualified stock options awarded under the 1996 Plan.


      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The appointment of Price Waterhouse LLP as independent auditors for the Company during its 1997 fiscal year will be submitted to the meeting in order to permit the shareholders to express their approval or disapproval. In the event of a negative vote, a selection of other auditors will be made by the Board upon recommendation of the Audit Committee. A representative of Price Waterhouse LLP is expected to be present at the meeting, will be given an opportunity to make a statement if he desires and will respond to appropriate questions. Notwithstanding approval by the shareholders, the Board of Directors reserves the right to replace the auditors at any time upon the recommendation of the Audit Committee of the Board of Directors.

    THE   BOARD  OF  DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE   FOR   THE
RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT AUDITORS DURING FISCAL 1997.


             DEADLINE FOR RECEIPT OF SHAREHOLDERS'
             PROPOSALS FOR THE 1998 ANNUAL MEETING

    Proposals of shareholders that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than January 19, 1998 in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                   INCORPORATION BY REFERENCE

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that may incorporate future filings (including this Proxy Statement, in whole or in part), the Stock Price Performance Graph and Compensation Committee Report on Executive Compensation included herein shall not be incorporated by reference in any such filings.


    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were timely satisfied, except that Ms. Fischer did not file Form 4s on a timely basis reporting grants of options made to her during the months of March and November 1996. In addition, Dr. Feinberg did not file his initial Form 3 within 10 days of being elected a director.


                         ANNUAL REPORTS

    The Annual Report to Shareholders for the fiscal year ended February 1, 1997 accompanies this Proxy Statement. The Annual Report is not used as part of this solicitation material and no action will be taken with respect to it at the Annual Meeting. In addition, a copy of the Company's Annual Report on Form 10-K for fiscal 1996 as filed with the Securities and Exchange Commission, as amended, including financial statements but excluding exhibits, may be obtained without charge upon written request to John H. Boyers, Senior Vice President - Finance and Treasurer, Paul Harris Stores, Inc., 6003 Guion Road, Indianapolis, Indiana 46254.

                                                                      EXHIBIT A
                    PAUL HARRIS STORES, INC.
              1996 STOCK OPTION AND INCENTIVE PLAN

          1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers and key employees of the Company and its Affiliates.

          2.    DEFINITIONS.   The following definitions are applicable  to  the
Plan:

          "Affiliate"   --   means  any  "parent  corporation"  or   "subsidiary
corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" -- means the grant by the Committee of Incentive Stock Options, Non-Qualified Stock Options, SARs, or Restricted Stock, or any combination thereof, as provided in the Plan.

          "Affiliated SAR" -- means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

          "Base Price" -- means the amount over which the appreciation in value of a Share will be measured upon exercise of an SAR.

          "Board" -- means the Board of Directors of the Company.

          "Change in Control" -- means each of the events specified in the following clauses (i) through (iii): (i) any third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act after the date of the adoption of the Plan by the Board, first becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company or
(iii) the shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company; provided, however, that the occurrence of any of such events shall not be deemed a Change in Control if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Company.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

          "Committee" -- means the Committee appointed by the Board pursuant to in Section 3 hereof.

          "Company" -- means Paul Harris Stores, Inc., an Indiana corporation.

          "Continuous Service" - means the absence of any interruption or termination of service as an Employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of any transfer between the Company and an Affiliate or any successor to the Company.

          "Director" - means any individual who is a member of the Board.

          "Employee" - means any person, including an officer or Director, who is employed by the Company or any Affiliate.

          "Exchange Act" - means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" - means the price per Share at which the Shares subject to an Option may be purchased upon exercise of such Option.

          "Freestanding SAR" - means a SAR that is granted independently of any Option.

          "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

          "Market Value" - means the last reported sale price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one Share on the principal exchange on which the Shares are listed for trading, or if the Shares are not listed for trading on any exchange, on the Nasdaq National Market or any similar system then in use, or, if the Shares are not listed on the Nasdaq National Market, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by Nasdaq or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Committee shall determine.

          "Non-Qualified Stock Option" - means an option to purchase shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422 of the Code.

          "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" - means any Employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" - means the Paul Harris Stores, Inc., 1996 Stock Option and Incentive Plan.

          "Reorganization" - means the liquidation or dissolution of the Company or any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

          "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 9 hereof with respect to Restricted Stock awarded under the Plan.

          "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 9 hereof, so long as such restrictions are in effect.

          "Stock Appreciation Right" or "SAR" - means an Award, granted alone or in connection with a related Option, pursuant to Section 10 hereof.

          "Securities Act" - means the Securities Act of 1933, as amended.

          "Shares" - means the Common Stock, without par value, of the Company.

          "Tandem SAR" - means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

          3. ADMINISTRATION. The Plan shall be administered by the Committee, which shall consist of two or more members of the Board, each of whom shall be a "non-employee director" as provided under Rule 16b-3 of the Exchange Act, and an "outside director" as provided under Code section 162(m). The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards shall be granted under the Plan; (d) prescribe the form and terms of instruments evidencing such grants; and (e) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

          A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

          4. PARTICIPANTS. The Committee may select from time to time Participants in the Plan from those officers and key Employees of the Company or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

          5. SHARES SUBJECT TO PLAN, LIMITATIONS ON GRANTS AND EXERCISE PRICE. Subject to adjustment by the operation of Section 11 hereof:

               (a) The maximum number of Shares with respect to which Awards may be made under the Plan is 1,000,000 Shares. The
          Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or unissued shares heretofore or hereafter reacquired and held as treasury shares. Any Award which terminates or is surrendered for cancellation or with respect to Restricted Stock which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

               (b) The number of Shares which may be granted hereunder to any Employee during any calendar year under all forms of Awards shall not exceed 200,000 Shares.

               (c) Notwithstanding any other provision under the Plan, the Exercise Price for any Options and the Base Price for any SARs awarded under the Plan may not be less than the Market Value of the Shares on the date of grant.

          6. GENERAL TERMS AND CONDITIONS OF OPTIONS. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (a) the Exercise Price,
(b)  the  number of Shares subject to, and the expiration date of,  any  Option,
(c) the manner, time and rate (cumulative or otherwise) of exercise of such Option, (d) the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option, and (e) the conditions, if any, under which a Participant may transfer or assign Options. The Committee may, as a condition of granting any Option, require that a Participant agree to surrender for cancellation one or more Options previously granted to such Participant.

          7.   EXERCISE OF OPTIONS.

               (a) Except as provided in Section 14, an Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in paragraphs (c), (d) and (e) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant has maintained Continuous Service since the date of the grant of such Option.

               (b) To exercise an Option under the Plan, the Participant shall give written notice to the Company (which shall specify the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the Exercise Price. The date of exercise shall be the date on which such notice is received by the Company. Payment shall be made either (i) in cash (including check, bank draft or money order), (ii) by delivering Shares already owned by the Participant and having a Market Value on the date of exercise equal to the applicable Exercise Price, (iii) by requesting that the Company withhold Shares issuable upon exercise of the Option having a Fair Market Value equal to the Exercise Price, or (iv) a combination of cash and such Shares.

               (c) If the Continuous Service of a Participant is terminated for cause, or voluntarily by the Participant for any reason other than death, disability or retirement, all rights under any Option of such Participant shall expire immediately upon such cessation of Continuous Service. If the Continuous Service of a Participant is terminated by reason of death, disability or retirement, such Participant may exercise such Option, but only to the extent such Participant was entitled to exercise such Option at the date of such cessation, at any time during the remaining term of such Option, or, in the case of Incentive Stock Options, during such shorter period as the Committee may determine and so provide in the applicable instrument or instruments evidencing the grant of such Option. If a Participant shall cease to maintain Continuous Service for any reason other than those set forth above in this paragraph (c) of this
          Section 7, such Participant may exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation but only within the period of three (3) months immediately succeeding such cessation of Continuous Service, and in no event after the expiration date of the subject Option; provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the
          Company otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option.

               (d) In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate, the person to whom any Option held by the Participant at the time of his death is transferred by will or by the laws of descent and distribution may exercise such Option on the same terms and conditions that such Participant was entitled to exercise such Option. Following the death of any Participant to whom an Option was granted under the Plan, the Committee, as an alternative means of settlement of such Option, may elect to pay to the person to whom such Option is transferred the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

               (e) Notwithstanding the provisions of the foregoing paragraphs of this Section 7, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law.

          8. INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (a) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Company and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted,
(b) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (c) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, and (d) no Incentive Stock Option shall be granted which would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, Shares or shares of any capital stock of the Company or any Affiliate thereof having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000. The foregoing limitation shall be determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option shall not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

          9. TERMS AND CONDITIONS OF RESTRICTED STOCK. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 9, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9.

               (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, the Shares of Restricted Stock shall vest. The Committee may also restrict or prohibit the sale, assignment, transfer, pledge or other encumbrance of the Shares of Restricted Stock by the Participant during the Restricted Period. Except for such restrictions, and subject to paragraphs (c),
          (d) and (e) of this Section 9 and Section 11 hereof, the Participant as owner of such Shares shall have all the rights of a shareholder, including but not limited to, the right to receive all dividends paid on such Shares and the right to vote such Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

               (b)   Except  as provided in Section 13  hereof,  if  a
          Participant ceases to maintain Continuous Service for any reason (other than death, disability or retirement) unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 shall upon such termination of Continuous Service be forfeited and returned to the Company. If a Participant ceases to maintain Continuous Service by reason of death or disability, then the restrictions with respect to the ratable portion of the Shares of Restricted Stock shall lapse and such Shares shall be free of restrictions and shall not be forfeited. The ratable portion shall be determined with respect to each separate Award of Restricted Stock issued and shall be equal to (i) the number of Shares of Restricted Stock awarded to the Participant multiplied by the portion of the Restricted Period that expired at the date of the Participant's death or disability reduced by
          (ii) the number of Shares of Restricted Stock awarded with respect to which the restrictions had lapsed as of the date of the death or total or partial disability of the Participant.

               (c) Each certificate issued in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1996 Stock Option and Incentive Plan of Paul Harris Stores, Inc., and an Agreement entered into between the registered owner and Paul Harris Stores, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of the Company."

               (d) At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an agreement with the Company, in a form specified by the Committee, agreeing to the terms and conditions of the Award.

               (e) At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such Shares by the Company or a specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 9 or (ii) the forfeiture of such Shares under paragraph (b) of this Section 9, and shall be held by the Company for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
          (i) and (ii) of the immediately preceding sentence.

               (f) At the expiration of the restrictions imposed by paragraph (a) of this Section 9, the Company shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 9 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 9 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 9.

          10. GRANT OF SARS. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof as follows:

               (a) The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the Base Price and other terms and conditions of SARs granted under the Plan. The Base Price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

               (b) Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

               (c)   Freestanding  SARs shall be exercisable  on  such
          terms   and  conditions  as  the  Committee,  in  its   sole
          discretion, shall determine.

               (d) Each SAR grant shall be evidenced by an agreement that shall specify the Base Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

               (e) A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the agreement.

               (f) Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                    (i) The difference between the Market Value of a Share on the date of exercise over the Base
               Price; times

                    (ii)  The  number of Shares with  respect  to
               which the SAR is exercised.

               At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

          11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 9 hereof.

          12.   EFFECT  OF  REORGANIZATION.   Awards  will  be  affected  by   a
Reorganization as follows:

               (a)    If  the  Reorganization  is  a  dissolution   or
          liquidation  of  the  Company then (i) the  restrictions  of
          Section  9(a) on Shares of Restricted Stock shall lapse  and
          (ii) each outstanding Option or SAR Award shall terminate, but each Participant to whom the Option or SAR was granted shall have the right, immediately prior to such dissolution or liquidation to exercise his Option or SAR in full, notwithstanding the provisions of Section 8, and the Company shall notify each Participant of such right within a reasonable period of time prior to any such dissolution or liquidation.

               (b)    If   the   Reorganization   is   a   merger   or
          consolidation,  other than a Change in  Control  subject  to
          Section 13 of this Plan, upon the effective date of such Reorganization (i) each Optionee shall be entitled, upon exercise of his Option in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares of such stock or other securities or consideration as the holders of Shares shall be entitled to receive pursuant to the terms of the Reorganization; and (ii) each holder of Restricted Stock shall receive shares of such stock or other securities as the holders of Shares received which shall be subject to the restrictions set forth in Section 9(a) unless the Committee accelerates the lapse of such restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 9 hereof.

          The   adjustments  contained  in  this  Section  and  the  manner   of
application of such provisions shall be determined solely by the Committee.

          13. EFFECT OF CHANGE OF CONTROL. If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason, at any time within eighteen months after a Change in Control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 9 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (iii) of the definition of a Change in Control contained in Section 2 shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and SAR Awards theretofore granted and not fully exercisable shall (except as otherwise provided in Section 8) become exercisable in full upon the happening of such event and shall remain so exercisable in accordance with their terms; provided, however, that no Option or SAR Award shall be exercisable by a director or officer of the Company within six months of the date of grant of such Option or SAR and no Option or SAR which has previously been exercised or otherwise terminated shall become exercisable.

          14. ASSIGNMENTS AND TRANSFERS. Except as expressly authorized by the Committee during the lifetime of a Participant, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution.

          15. EMPLOYEE RIGHTS UNDER THE PLAN. No officer, Employee or other person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.

          16. DELIVERY AND REGISTRATION OF STOCK. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Company shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under the Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Company shall determine to be necessary or advisable.

          17. WITHHOLDING TAX. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock, the Company may (as determined by the Committee), in lieu of requiring the Participant or other person receiving such Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, retain a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall also have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

          Where a Participant or other person is entitled to receive Shares pursuant to an Award, the Company may (as determined by the Committee), in lieu of requiring the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Award, retain a number of such Shares sufficient to cover the amount required to be withheld.

          18.  LOANS.

               (a) The Company may make loans to a Participant in connection with Restricted Stock or the exercise of Options subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan, including the rate of interest, if any, as the Company shall impose from time to time.

               (b) No loan made under the Plan shall exceed (i) with respect to Options, the sum of (A) the aggregate option price payable upon exercise of the Option in relation to which the loan is made, plus (B) the amount of the reasonably estimated income taxes payable by the grantee and
          (ii) with respect to Restricted Stock, the amount of reasonably estimated income taxes payable by the grantee. In no event may any such loan exceed the Market Value of the related Shares at the time of the loan.

               (c) No loan shall have an initial term exceeding three years; provided, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable on a date no later than (i) one year after termination of the Participant's employment due to death, retirement or disability, or (ii) the day of termination of the Participant's employment for any reason other than death, retirement or disability.

               (d) Loans under the Plan may be satisfied by the Participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part in Shares at Market Value on the date of such payment.

               (e) When a loan shall have been made, Shares having an aggregate Market Value equal to the amount of the loan may, in the discretion of the Committee, be required to be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan. Portions of such Shares may, in the discretion of the Committee, be released from time to time as it deems not to be needed as security.

               (f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          19. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or
Section 422 of the Code (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted) shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or transferee of the Award.

          20. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors, subject to ratification by the shareholders of the Company at the next annual meeting, and shall continue in effect for a term of ten years from the date of adoption by the Board of Directors unless sooner terminated under Section 19 hereof.


                         ADOPTED BY THE BOARD OF DIRECTORS OF
                         PAUL HARRIS STORES, INC.
                         AS OF NOVEMBER 21, 1996 AND AMENDED
                         FEBRUARY 28, 1997

                         ADOPTED BY THE SHAREHOLDERS OF
                         PAUL HARRIS STORES, INC.
                         AS OF                , 1997
                                    ---------------
                                   A-12

                                                                      Exhibit B

                    PAUL HARRIS STORES, INC.
              OUTSIDE DIRECTORS STOCK OPTION PLAN

  1. PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by encouraging increased Common Stock ownership by members of the Board who are not employees of the Company or any of its Subsidiaries, in order to promote long-term shareholder value through directors' continuing ownership of the Common Stock.

  2.    DEFINITIONS.   Unless  the  context  clearly  indicates  otherwise,  the
following terms, when used in the Plan, shall have the meanings set forth below.

  "Board" shall mean the Board of Directors of the Company, as it may from time to time be constituted.

  "Committee" shall mean the Compensation and Stock Option Committee of the Board, as it may from time to time be constituted, or any other committee of the Board appointed by the Board to administer the Plan.

  "Common Stock" shall mean the Common Stock, without par value, of the Company, and shall include the Common Stock as it may be changed from time to time as described in Paragraph 8 of the Plan.

  "Company" shall mean Paul Harris Stores, Inc., and any successor by merger or consolidation.

  "Eligible Director" shall mean a member of the Board who is not at the time of receipt of an Option an employee of the Company or any of its Subsidiaries.

  "Fair Market Value" of the Common Stock of the Company means the last sale price on the applicable date (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one share of Common Stock on the principal exchange on which such shares are listed, or if not listed on any exchange, on the NASDAQ National Market System or any similar system then in use, or if the shares of Common Stock are not listed on the NASDAQ National Market System, the mean between the closing high bid and low asked quotations of one such share on the date in question as reported by NASDAQ or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one share of Common Stock as the Board shall determine.

  "Grantee" shall mean an Eligible Director who has been granted an Option.

  "Option" shall mean a non-qualified option to purchase authorized but unissued Common Stock or Common Stock held in the treasury granted by the Company pursuant to the terms of the Plan.

  "Plan" shall mean the Paul Harris Stores, Inc. Outside Directors Stock Option Plan, as set forth herein and as amended from time to time.

  "Subsidiary" shall mean any corporation at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Company.

   3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreements embodying Options. The Committee shall, subject to the provisions of the Plan, grant Options pursuant to the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

   4. PARTICIPATION. Each Eligible Director shall be eligible to receive Option grants in accordance with Paragraphs 5, 6, 7, and 8 below.

   5. GRANTS UNDER THE PLAN. (a) Options may be granted under the Plan, subject to the terms, conditions and restrictions specified in Paragraphs 6, 7 and 8 below. There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 100,000 shares of Common Stock, subject to adjustment as provided in Paragraph 8 below. Shares of Common Stock that are the subject of an Option but not purchased prior to the expiration of the Option, shall thereafter be considered unissued for purposes of the maximum number of shares that may be issued under the Plan, and may again be the subject of Option grants under the Plan. If at any time, the shares remaining available for Option grants are not sufficient to make all Option grants then required to be made under the Plan, no Option grants shall be made.

  (b) An Eligible Director to whom an Option is provided to be granted or is granted under the Plan (and any person succeeding to such an Eligible Director's right pursuant to the Plan), shall have no rights as a shareholder with respect to any shares of Common Stock issuable pursuant to any such Option until such Option is exercised. Except as provided in Paragraph 8 below, no adjustment shall be made for dividends, distributions, or other rights (whether ordinary or extraordinary, and whether in cash, securities, or other property) for which the record date is prior to the date an Option is exercised. Except as expressly provided for in the Plan, no Eligible Director or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the service of the Company.

   6. INITIAL GRANTS AND ANNUAL GRANTS. (a) Each Eligible Director who was not eligible to receive options under the Company's 1992 Non-Qualified Stock Option Plan, shall, at the later of the adoption of this Plan by the Board or on the first day of the first calendar month following the month in which such person first becomes an Eligible Director, be automatically granted an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Paragraph 8).

     (b) In addition, as of the first day of the first calendar month following the month of each annual meeting of the Company's shareholders (the "Annual Meeting") held after June 19, 1996, each Eligible Director will be automatically granted an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in paragraph 8), provided, however, that no person who is elected or appointed an Eligible Director within sixty (60) days prior to such Annual Meeting shall be granted an Option pursuant to this Paragraph 6(b).
   7. TERMS OF OPTIONS. Each Option granted pursuant to Paragraph 6 shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions and such additional terms and conditions not inconsistent with the Plan as may from time to time be prescribed by the Committee.

     (a) The Option exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date the Option is granted.

     (b) The Option shall not be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

     (c) The Option shall not be exercisable before the expiration of six months from the date it is granted and after the expiration of ten years from the date it is granted.

     (d) Payment of the Option price shall be made at the time the Option is exercised, and shall be made in United States dollars by cash or check.

     (e) An Option shall not be exercisable unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, in continuous service on the Board, except that

       (i) if any Grantee of an Option shall die or become permanently disabled or shall retire with the consent of the Board, holding an Option that has not expired and has not been fully exercised, he or his executor, administrators, heirs, or distributees, as the case may be, may, at any time within one year after the date of such event (but in no event after the Option has expired under the provisions of subparagraph 7(c) above), exercise the Option with respect to any shares as to which the Grantee could have exercised the Option at the time of his death, disability, or retirement; or

       (ii) if a Grantee shall cease to serve as a director of the Company for any reason other than those set forth in 7(e)(i) above, while holding an Option that has not expired and has not been fully exercised, the Grantee, at any time within three months of the date he ceased to be such an Eligible Director (but in no event after the Option has expired under the provisions of subparagraph 7(c) above), may exercise the Option with respect to any shares of Common Stock as to which he could have exercised the Option on the date he ceased to be such an Eligible Director.

     (f) Each Grantee of an Option shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the shares of Common Stock as to which an Option is being exercised.

   8. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, the number or kind of shares issuable on exercise of an Option granted under the Plan, the number or kind of shares subject to any outstanding Option, and the Option price per share under any outstanding Option, shall be automatically adjusted so that the proportionate interest of the Eligible Directors or of the Grantee shall be maintained as before the occurrence of such event. Any adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share. Any adjustment permitted by this Paragraph shall be conclusive and binding for all purposes of the Plan.

   9. MISCELLANEOUS PROVISIONS. (a) An Eligible Director's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no such right or interest of any Eligible Director in the Plan shall be subject to any obligation or liability of such Eligible Director.

  (b) If the shares of Common Stock that are the subject of an Option are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, the Grantee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an exemption from registration under said Act and (ii) that such Grantee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof. No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.

  (c) By accepting any Options under the Plan, each Grantee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of and consent to, the terms and conditions of the Plan and any action taken under the Plan by the Company or the Board.

  10. AMENDMENT. The Board may at any time and from time to time and in any respect amend or modify this Plan; provided, however, that, the Board may not amend this Plan more than once during any six-month period, and any amendments requiring shareholder approval in order to maintain the exemption of the Plan under Rule 16b-3 (promulgated pursuant to the Securities Exchange Act of 1934, as amended) as in effect from time to time, shall be subject to approval by the shareholders of the Company in the manner required by such Rule.

  11. TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a)  Upon the adoption of a resolution of the Board terminating the Plan;

     (b) Upon the award or the purchase upon exercise of Options of all the shares of Common Stock provided to be awarded under the Plan or as adjusted pursuant to Paragraph 8; or

     (c)  Ten (10) years from the date of adoption of this Plan by the Board.

No termination of the Plan shall materially and adversely affect any of the rights or obligations of any Grantee, without his consent, under any Option theretofore granted under the Plan.

  11. EFFECTIVE DATE; STOCKHOLDER APPROVAL. The Plan shall be effective immediately upon approval by the Company's Board. However, any Option granted pursuant to the Plan is expressly conditioned upon the approval and adoption of the Plan by the shareholders at or before the next Annual Meeting.
Notwithstanding Paragraph 7, no Option granted prior to such shareholder approval may be exercised unless and until such approval is obtained.

                             Adopted by the Board this 19th day of June, 1996

                             Approved by the Shareholders this
                             ___ day of _________________, 199_

                              PAUL HARRIS STORES, INC.

             Proxy Solicited on Behalf of the Board of Directors of
                the Company for Annual Meeting June 19, 1997


      The undersigned hereby constitutes and appoints Charlotte G. Fischer and Keith L. Himmel, Jr. and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Paul Harris Stores, Inc. to be held at the Paul Harris Corporate Headquarters in Indianapolis, Indiana on Thursday,
June 19, 1997 and at any adjournment thereof, on all matters coming before said meeting.

      You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.

     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)   SEE REVERSE
                                             SIDE
=========
  Please mark votes
 X  as in this example.
---
This proxy will be voted as specified and, unless otherwise specified, this proxy will be voted FOR the election of directors and FOR proposals 2,3 and 4.

                                                                       FOR   AGAINST   ABSTAIN
1-ELECTION OF DIRECTORS                       2. Proposal to approve   ___   _______   _______
Nominees:Richard A. Feinberg, Charlotte G.       the Stock Option and
Fischer, James t. Morris, John Rau,              Incentive Plan.
Sally Tassani
                                              3. Proposal to approve   ___   _______   _______
          FOR         WITHHELD                   the Outside Directors
                                                 Stock Option Plan.
          ___         ________
                                             4. Proposal to ratify the___   _______   _______
                                                 selection of Price
___ ____________________________________         Waterhouse LLP as
 To withhold authority to vote for any nominee,  independent auditors
write the nominee's name in the space provided   for the fiscal year 1997.
Above.
                                             5. Upon or in connection with the transaction of
                                                such other business as may properly come
                                                before the meeting or any adjournment thereof.

                                              MARK HERE FOR ADDRESS CHANGE AND NOTE
                                              AT LEFT                                  ______
                              Please mark, sign, date and return the proxy card promptly using the enclosed envelope.
                              Please sign exactly as name appears at left. When shares
                              are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.
                              If a partnership, please sign in partnership name by
                              authorized person.


Signature:__________________   Date__________   Signature:__________________  Date__________